UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2019

CEMTREX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30-30 47th Avenue Long Island City, New York	11101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

CURRENT REPORT ON FORM 8-K
Cemtrex, Inc.
January 28, 2019

Item 1.01 Entry Into a Material Definitive Agreement.

ATM Offering Agreement

On January 28, 2019, Cemtrex, Inc. (the “Company”) entered into an At-the-Market Offering Agreement (the “Agreement”) with Advisory Group Equity Services, Ltd. doing business as RHK Capital (the “Manager”), pursuant to which the Manager will act as the Company’s sales agent with respect to the issuance and sale of up to $2,000,000 of the Company’s shares of common stock, par value $0.001 per share (the “Shares”), from time to time in an at-the-market public offering (the “Offering”).

Sales of the Shares, if any, through the Manager, will be made directly on The NASDAQ Capital Market, on any other existing trading market for our common stock or to or through a market maker. The Manager may also sell the Shares in privately negotiated transactions, provided that the Manager receives our prior written approval for any sales in privately negotiated transactions. The Company will pay the Manager a commission equal to 3.0% of the gross proceeds from the sale of the Shares pursuant to the Sales Agreement.

The Company or the Manager may suspend the offering of Shares upon notice and subject to other conditions. The Agreement will automatically terminate on December 31, 2019, or sooner if terminated as permitted therein.

The Agreement contains representations, warranties and covenants that are customary for transactions of this type. In addition, the Company has agreed to indemnify the Manager against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Agreement is qualified in its entirety by reference to Exhibit 10.1 to this Current Report.

The Shares will be sold and issued pursuant the Company’s shelf registration statement on Form S-3 (File No. 333-218501), which was declared effective by the Securities and Exchange Commission on June 14, 2017 (the “Registration Statement”), and a related prospectus supplement.

This Current Report, including the exhibits filed herewith, is not an offer to sell or the solicitation of an offer to buy the Shares or any other securities of the Company, nor shall there by any offer, solicitation or sale of the Shares or any other securities of the Company in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

A copy of the opinion of Olshan Frome Wolosky LLP relating to the legality of the Shares is filed as Exhibit 5.1 to this Current Report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

5.1	Opinion of Olshan Frome Wolosky LLP.

10.1	At-The-Market Offering Agreement dated January 28, 2019, by and among Cemtrex, Inc. and Advisory Group Equity Services, Ltd. doing business as RHK Capital.

23.1	Consent of Olshan Frome Wolosky LLP (contained in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2019

CEMTREX, INC.

By:	/s/ Saagar Govil
Name:	Saagar Govil
Title:	Chairman, President and Chief Executive Officer

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